Exhibit 99.8(a)

                                                                EXECUTION COPY


                     ASSIGNMENT AND RECOGNITION AGREEMENT


            THIS ASSIGNMENT AND RECOGNITION AGREEMENT (this "Agreement"), dated of January 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Assignee"), Morgan Stanley Mortgage Capital Inc. (the "Assignor"), The Hemisphere National Bank, a national banking association (the "Company"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-2 (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

            For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

            1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under and all obligations related to (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Mortgage Loan Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of December 1, 2005, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Sale and Servicing Agreement relates to the Mortgage Loans. For the avoidance of doubt, all of the Mortgage Loans are "Servicing Retained" (as such term is defined in the Sale and Servicing Agreement).

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 7.05 of the Sale and Servicing Agreement or (b) any mortgage loans subject to the Sale and Servicing Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company
--------------------------

            2. From and after January 31, 2006 (the "Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights and obligations under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Agreement to the Trust created pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling Agreement"), among the Assignee, the Trustee and Wells Fargo Bank, National Association, as master servicer and as securities administrator. The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Mortgage Loans, (iii) except as provided in the preceding paragraph, the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans,


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   under the Sale and Servicing Agreement (as modified by Section 6 below), including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Such rights will include, without limitation, the right to terminate the Company, as servicer (in such capacity, the "Servicer"), under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement, the right to examine the books and records of the Servicer to the extent provided in the Sale and Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by Assignor. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Sale and Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:  121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to:  50890600, MSM 2006-2

      The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-2
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380

Representations and Warranties of the Company
---------------------------------------------

            3. The Company warrants and represents to the Assignor, the Assignee, the Master Servicer and the Trust as of the date hereof that:

            (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;


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            (b)   The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Sale and Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor, the Assignee, the Master Servicer and the Trust, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

            (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Sale and Servicing Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Sale and Servicing Agreement, and the Company is solvent.

            4. (a) Pursuant to Section 15 of the Sale and Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee, the Master Servicer and the Trust, that the representations and warranties set forth in Section 7.01 and Section 7.02 of the Sale and Servicing Agreement with respect to the Mortgage Loans are true and correct as of the date hereof as if such representations and warranties were made on the date hereof unless otherwise specifically stated in such representations and warranties.

            (b) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement,
(ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express


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or implied) contained herein and (iv) under no circumstances shall LaSalle
Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

Remedies for Breach of Representations and Warranties
-----------------------------------------------------

            5. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee, the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

Amendments to Sale and Servicing Agreement
------------------------------------------

            6. The parties to this Agreement hereby agree to amend the Sale and Servicing Agreement solely with respect to the Mortgage Loans as follows:

            (a) The definition of "Servicing Fee Rate" in Section 1 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

            "Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum."

            (b) Subsection 11.19 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

                  "Annual Statement as to Compliance. (a) The Servicer shall deliver to the Purchaser and Master Servicer, on or before March 10th each year beginning March 10, 2007, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and if performance under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

                  (b) For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction (the "Master Servicer"), by the later of March 10th or 30 days prior to the date on which the Form 10-K is required to be filed with the SEC of each year (or if not a Business Day, the immediately preceding Business Day), an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:


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                        (i) Based on my knowledge, the information in the
                        Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

                        (ii) Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under this Servicing Agreement has been provided to the Master Servicer;

                        (iii) I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by this Servicing Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant's Servicing Report submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under this Servicing Agreement in all material respects; and

                        (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                              For the avoidance of doubt, the above supercedes
                        any references to Exhibit 16 in Section 15 of the Sale and Servicing Agreement. In the event that such reporting is required on any date other than March 10th, then the Master Servicer shall provide at least 30 days prior notice to the Servicer.

            (c) Subsection 13.01 (b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

                  "failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement (except as provided in Subsection 34.07) which failure continues unremedied for a period of sixty (60) days (or, in the case of (i) the annual statement of compliance required under Subsection 11.19, (ii) the annual independent public accountants' servicing report or attestation required under Subsection 11.20, or (iii) the certification


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                  required under Section 15 in the form of Exhibit 16, five
                  (5) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"

            (d) Section 14.02 of the Sale and Servicing Agreement is hereby deleted.

            (e) Subsection 34.03(d) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

                  "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and
                  (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

            (f) Subsection 34.03(f) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

                  "In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of
                  Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction."


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            (g)   The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Subsections 34.03(g) and (h):

                  "(g) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                        (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                        (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                  (h) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

            (h) Subsections 34.04 and 34.05 are hereby amended to delete the date "March 10th" and replace with the date "March 1st".

            (i) Subsection 34.05(a)(iv) is hereby amended and restated in its entirety as follows:

                  "deliver, and cause each Subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person


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                  that will be responsible for signing the certification (a
                  "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Seller, in the form attached hereto as Exhibit 16."

            (j) The penultimate sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:

                  "The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c), (e), (g) and (h), 34.04, 34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement."

            (k) The last two lines of Subsection 34.06(b) are hereby amended and restated as follows:

                  "...assessment of compliance and attestation, and the other certifications required to be delivered..."

            (l) Subsection 34.07 is hereby amended and restated in its entirety as follows:

                  "Subsection 34.07 Indemnification; Remedies.

                  (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification,


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                        accountants' letter or other material provided in
                        written or electronic form under this Section 34 by or on behalf of the Seller, or provided under this
                        Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller Information"), or a. the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Section 34, including any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                        (iii) any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date; or

                        (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its obligation to deliver the certifications and reports required by
                        Section 34.03, Section 34.04 or Section 34.05 hereof.

                  If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.


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                  In the case of any failure of performance described in
                  clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

                  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

                  (b) (i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 34, or any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                        (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or


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                        accountants' letter when and as required under
                        Subsection 34.04 or 34.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

                        Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

                        (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief."

            (m) The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 35:

            "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 11.19 and 11.20, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (n) Exhibit 9 to the Sale and Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Agreement as Exhibit II.

            (o) Exhibits 16 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.

Notices
-------

            7. Any notices or other communications permitted or required under the Sale and Servicing Agreement to be made to the Company, Assignor, Assignee, and the Trustee shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent to the Assignee and Trustee as follows:

      In the case of Assignor:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-2


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of Assignee:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-2

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinios 60603
            Attention: Global Securities and Trust Services MSM 2006-2

      In the case of the Company, as Seller:

            The Hemisphere National Bank
            1305 Franklin Avenue, 3rd Floor
            Garden City, New York 11530
            Attention: Marilyn Barnes

      With a copy to:

            The Hemisphere National Bank
            1305 Franklin Avenue, 3rd Floor
            Garden City, New York 11530
            Attention: Charles Feuer, Esq.

      In the case of the Company, as Servicer:

            The Hemisphere National Bank
            8600 N. W. 36th Street, Suite 800
            Miami, Florida 33166
            Attention: Olga Pereiro

      With copies to:

            The Hemisphere National Bank
            1305 Franklin Avenue, 3rd Floor
            Garden City, New York 11530
            Attention: Marilyn Barnes

            The Hemisphere National Bank
            1305 Franklin Avenue, 3rd Floor
            Garden City, New York 11530
            Attention: Charles Feuer, Esq.

or to such other address as may hereafter be furnished by Assignee and the Trustee to the parties in accordance with the provisions of the Sale and Servicing Agreement.

Miscellaneous
-------------

            8. This Agreement shall be construed in accordance with accordance with the laws of the State of New York to the extent such laws are not preempted by federal law, without giving effect to the conflict of laws provisions of the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

            9. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Master Servicer and the Trustee.

            10. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, including the Master Servicer and the Trust (including the Trustee acting on the Trust's behalf). Any entity into which Assignor, Assignee, Master Servicer or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee, Master Servicer or Company, respectively, hereunder.

            11. Each of this Agreement and the Sale and Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Sale and Servicing Agreement (to the extent assigned hereunder) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Sale and Servicing Agreement.

            12. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

            13. In the event that any provision of this Agreement conflicts with any provision of the Sale and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            14. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Sale and Servicing Agreement or, if not defined therein, in the Pooling and Servicing Agreement. In the event that the definition of a capitalized term in the Sale and Servicing Agreement conflicts with the definition of that capitalized term in the Pooling and Servicing Agreement, the definition in the Pooling and Servicing Agreement shall control.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.



                                           MORGAN STANLEY MORTGAGE
                                           CAPITAL INC.


                                           By: /s/ Steven Shapiro
                                               -------------------------------
                                               Name:  Steven Shapiro
                                               Title: Executive Director



                                           MORGAN STANLEY CAPITAL I INC.


                                           By: /s/ Steven Shapiro
                                               -------------------------------
                                               Name:  Steven Shapiro
                                               Title: Vice President



                                           THE HEMISPHERE NATIONAL BANK



                                           By: /s/ Daniel Schwartz
                                               -------------------------------
                                               Name:  Daniel Schwartz
                                               Title: President


                                           By: /s/ Ephraim Feurer
                                               -------------------------------
                                               Name:  Ephraim Feurer
                                               Title: Senior Managing Director

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Darron C. Woodus
    -------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-2


By: /s/ Rita C. Lopez
    -------------------------------
    Name:  Rita C. Lopez
    Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]





                                   EXH. I-1


Exhibit IIA: Standard File Layout - Delinquency Reporting

-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                         Description                              Decimal   Format
                                                                                                              Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                         A unique identifier assigned to each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME              First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME               Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                     Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                       The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                         Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to the                      MM/DD/YYYY
                                 servicer at the end of processing cycle, as reported by
                                 Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                            MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy
                                 filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved by                MM/DD/YYYY
                                 the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by                      MM/DD/YYYY
                                 Dismissal, Discharged and/or a Motion For Relief Was Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To End/Close                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                           MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with                        MM/DD/YYYY
                                 instructions to begin foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure Action             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.               2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the property                  MM/DD/YYYY
                                 from the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                       The price at which an REO property is marketed.                       2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a particular price.                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                        The dollar value of an offer for an REO property.                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                 MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                    Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE              A code that indicates the condition of the property.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is performed.                                MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                   The date the appraisal was done.                                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                     The current "as is" value of the property based on brokers           2
                                 price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                The amount the property would be worth if repairs are completed       2
                                 pursuant to a broker's price opinion or appraisal.
-----------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage Insurance              MM/DD/YYYY
                                 Company.
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                     No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                      MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                       2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool                  MM/DD/YYYY
                                 Insurer
-----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                        2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE       Date FHA Part A Claim Was Filed With HUD                                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT              Amount of FHA Part A Claim Filed                                     2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE        Date HUD Disbursed Part A Claim Payment                                     MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT         Amount HUD Paid on Part A Claim                                      2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE        Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT               Amount of FHA Part B Claim Filed                                    2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE          Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT         Amount HUD Paid on Part B Claim                                      2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE               Date VA Claim Was Filed With the Veterans Admin                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                Date Veterans Admin. Disbursed VA Claim Payment                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                 Amount Veterans Admin. Paid on VA Claim                              2      No commas(,) or
                                                                                                              dollar signs ($)
-----------------------------------------------------------------------------------------------------------------------------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
      o  ASUM-   Approved Assumption
      o  BAP-    Borrower Assistance Program
      o  CO-     Charge Off
      o  DIL-    Deed-in-Lieu
      o  FFA-    Formal Forbearance Agreement
      o  MOD-    Loan Modification
      o  PRE-    Pre-Sale
      o  SS-     Short Sale
      o  MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

   -------------------------------------------------------------------------
   Delinquency               Delinquency Description
   Code
   -------------------------------------------------------------------------
   001                       FNMA-Death of principal mortgagor
   -------------------------------------------------------------------------
   002                       FNMA-Illness of principal mortgagor
   -------------------------------------------------------------------------
   003                       FNMA-Illness of mortgagor's family member
   -------------------------------------------------------------------------
   004                       FNMA-Death of mortgagor's family member
   -------------------------------------------------------------------------
   005                       FNMA-Marital difficulties
   -------------------------------------------------------------------------
   006                       FNMA-Curtailment of income
   -------------------------------------------------------------------------
   007                       FNMA-Excessive Obligation
   -------------------------------------------------------------------------
   008                       FNMA-Abandonment of property
   -------------------------------------------------------------------------
   009                       FNMA-Distant employee transfer
   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
   011                       FNMA-Property problem
   -------------------------------------------------------------------------
   012                       FNMA-Inability to sell property
   -------------------------------------------------------------------------
   013                       FNMA-Inability to rent property
   -------------------------------------------------------------------------
   014                       FNMA-Military Service
   -------------------------------------------------------------------------
   015                       FNMA-Other
   -------------------------------------------------------------------------
   016                       FNMA-Unemployment
   -------------------------------------------------------------------------
   017                       FNMA-Business failure
   -------------------------------------------------------------------------
   019                       FNMA-Casualty loss
   -------------------------------------------------------------------------
   022                       FNMA-Energy environment costs
   -------------------------------------------------------------------------
   023                       FNMA-Servicing problems
   -------------------------------------------------------------------------
   026                       FNMA-Payment adjustment
   -------------------------------------------------------------------------
   027                       FNMA-Payment dispute
   -------------------------------------------------------------------------
   029                       FNMA-Transfer of ownership pending
   -------------------------------------------------------------------------
   030                       FNMA-Fraud
   -------------------------------------------------------------------------
   031                       FNMA-Unable to contact borrower
   -------------------------------------------------------------------------
   INC                       FNMA-Incarceration
   -------------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

    -----------------------------------------------------------------------
         Status Code      Status Description
    -----------------------------------------------------------------------
             09           Forbearance
    -----------------------------------------------------------------------
             17           Pre-foreclosure Sale Closing Plan Accepted
    -----------------------------------------------------------------------
             24           Government Seizure
    -----------------------------------------------------------------------
             26           Refinance
    -----------------------------------------------------------------------
             27           Assumption
    -----------------------------------------------------------------------
             28           Modification
    -----------------------------------------------------------------------
             29           Charge-Off
    -----------------------------------------------------------------------
             30           Third Party Sale
    -----------------------------------------------------------------------
             31           Probate
    -----------------------------------------------------------------------
             32           Military Indulgence
    -----------------------------------------------------------------------
             43           Foreclosure Started
    -----------------------------------------------------------------------
             44           Deed-in-Lieu Started
    -----------------------------------------------------------------------
             49           Assignment Completed
    -----------------------------------------------------------------------
             61           Second Lien Considerations
    -----------------------------------------------------------------------
             62           Veteran's Affairs-No Bid
    -----------------------------------------------------------------------
             63           Veteran's Affairs-Refund
    -----------------------------------------------------------------------
             64           Veteran's Affairs-Buydown
    -----------------------------------------------------------------------
             65           Chapter 7 Bankruptcy
    -----------------------------------------------------------------------
             66           Chapter 11 Bankruptcy
    -----------------------------------------------------------------------
             67           Chapter 13 Bankruptcy
    -----------------------------------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing


---------------------------------------------------------------------------------------------------------------
Column Name                              Description                                              Decimal

---------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                         A value assigned by the Servicer to define a group of
                                         loans.
---------------------------------------------------------------------------------------------------------------
LOAN_NBR                                 A unique identifier assigned to each loan by the
                                         investor.
---------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                        A unique number assigned to a loan by the Servicer.
                                         This may be different than the LOAN_NBR.
---------------------------------------------------------------------------------------------------------------
BORROWER_NAME                            The borrower name as received in the file.  It is not
                                         separated by first and last name.
---------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                            Scheduled monthly principal and scheduled interest            2
                                         payment that a borrower is expected to pay, P&I
                                         constant.
---------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                            The loan interest rate as reported by the Servicer.           4
---------------------------------------------------------------------------------------------------------------
NET_INT_RATE                             The loan gross interest rate less the service fee rate        4
                                         as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                            The servicer's fee rate for a loan as reported by the         4
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                             The servicer's fee amount for a loan as reported by the       2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                              The new loan payment amount as reported by the                2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                            The new loan rate as reported by the Servicer.                4
---------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                           The index the Servicer is using to calculate a                4
                                         forecasted rate.
---------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                        The borrower's actual principal balance at the                2
                                         beginning of the processing cycle.
---------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                        The borrower's actual principal balance at the end of         2
                                         the processing cycle.
---------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                   The date at the end of processing cycle that the
                                         borrower's next payment is due to the Servicer, as
                                         reported by Servicer.
---------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                          The first curtailment amount to be applied.                   2
---------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                         The curtailment date associated with the first
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                          The curtailment interest on the first curtailment             2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                          The second curtailment amount to be applied.                  2
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Column Name                              Format Comment                                          Max
                                                                                                 Size
-----------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                         Text up to 10 digits                                           20

-----------------------------------------------------------------------------------------------------------
LOAN_NBR                                 Text up to 10 digits                                           10

-----------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                        Text up to 10 digits                                           10

-----------------------------------------------------------------------------------------------------------
BORROWER_NAME                            Maximum length of 30 (Last, First)                             30

-----------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                            No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                            Max length of 6                                                 6
-----------------------------------------------------------------------------------------------------------
NET_INT_RATE                             Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                            Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                             No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                              No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                            Max length of 6                                                 6
-----------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                           Max length of 6                                                 6

-----------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                        No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                        No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                   MM/DD/YYYY                                                     10


-----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                          No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------




SERV_CURT_DATE_2                         The curtailment date associated with the second
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                          The curtailment interest on the second curtailment            2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                          The third curtailment amount to be applied.                   2
---------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                         The curtailment date associated with the third
                                         curtailment amount.
---------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                           The curtailment interest on the third curtailment             2
                                         amount, if applicable.
---------------------------------------------------------------------------------------------------------------
PIF_AMT                                  The loan "paid in full" amount as reported by the             2
                                         Servicer.
---------------------------------------------------------------------------------------------------------------
PIF_DATE                                 The paid in full date as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------

ACTION_CODE                              The standard FNMA numeric code used to indicate the
                                         default/delinquent status of a particular loan.
---------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                              The amount of the interest adjustment as reported by          2
                                         the Servicer.
---------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                   The Soldier and Sailor Adjustment amount, if applicable.      2
---------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                         The Non Recoverable Loan Amount, if applicable.               2
---------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                            The amount the Servicer is passing as a loss, if              2
                                         applicable.
---------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                       The scheduled outstanding principal amount due at the         2
                                         beginning of the cycle date to be passed through to
                                         investors.
---------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                       The scheduled principal balance due to investors at the       2
                                         end of a processing cycle.
---------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                           The scheduled principal amount as reported by the             2
                                         Servicer for the current cycle -- only applicable for
                                         Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                            The scheduled gross interest amount less the service          2
                                         fee amount for the current cycle as reported by the
                                         Servicer - only applicable for Scheduled/Scheduled
                                         Loans.
---------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                            The actual principal amount collected by the Servicer         2
                                         for the current reporting cycle -- only applicable for
                                         Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                             The actual gross interest amount less the service fee         2
                                         amount for the current reporting cycle as reported by
                                         the Servicer -- only applicable for Actual/Actual
                                         Loans.
---------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                      The penalty amount received when a borrower prepays           2
                                         on his loan as reported by the Servicer.
---------------------------------------------------------------------------------------------------------------


SERV_CURT_DATE_2                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                          No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                          No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                         MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                           No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
PIF_AMT                                  No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
PIF_DATE                                 MM/DD/YYYY                                                     10
-----------------------------------------------------------------------------------------------------------
                                         Action Code Key: 15=Bankruptcy, 30=Foreclosure, ,               2
ACTION_CODE                              60=PIF, 63=Substitution, 65=Repurchase,70=REO

-----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                              No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                   No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                         No commas(,) or dollar signs ($)                               11
-----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                            No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                       No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                       No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                           No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
SCHED_NET_INT                            No commas(,) or dollar signs ($)                               11



-----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                            No commas(,) or dollar signs ($)                               11


-----------------------------------------------------------------------------------------------------------
ACTL_NET_INT                             No commas(,) or dollar signs ($)                               11



-----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                      No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------



PREPAY_PENALTY_ WAIVED                   The prepayment penalty amount for the loan waived by          2
                                         the servicer.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
MOD_DATE                                 The Effective Payment Date of the Modification for the
                                         loan.
---------------------------------------------------------------------------------------------------------------
MOD_TYPE                                 The Modification Type.
---------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                   The current outstanding principal and interest advances       2
                                         made by Servicer.
---------------------------------------------------------------------------------------------------------------


PREPAY_PENALTY_ WAIVED                   No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
MOD_DATE                                 MM/DD/YYYY                                                     10

-----------------------------------------------------------------------------------------------------------
MOD_TYPE                                 Varchar - value can be alpha or numeric                        30
-----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                   No commas(,) or dollar signs ($)                               11

-----------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      1.

      2. The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history
              (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12. 3. Credits:

      14-21. Complete as applicable. Required documentation: * Copy of the HUD
            1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            *  All  other  credits  need  to be  clearly  defined  on  the  332 form
      22. The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.


                                   EXH. II-1

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).





                                   EXH. II-2

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________             Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name: ____________________________________________________
      Property Address: ___________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale    Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes     No
      If "Yes", provide deficiency or cramdown amount _______________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan      $ ______________    (1)
      (2)   Interest accrued at Net Rate                          ________________    (2)
      (3)   Accrued Servicing Fees                                ________________    (3)
      (4)   Attorney's Fees                                       ________________    (4)
      (5)   Taxes (see page 2)                                    ________________    (5)
      (6)   Property Maintenance                                  ________________    (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)             ________________    (7)
      (8)   Utility Expenses                                      ________________    (8)
      (9)   Appraisal/BPO                                         ________________    (9)
      (10)  Property Inspections                                  ________________    (10)
      (11)  FC Costs/Other Legal Expenses                         ________________    (11)
      (12)  Other (itemize)                                       ________________    (12)
                 Cash for Keys__________________________          ________________    (12)
                 HOA/Condo Fees_________________________          ________________    (12)
                 ______________________________________           ________________    (12)

            Total Expenses                                        $ _______________   (13)
      Credits:
      (14)  Escrow Balance                                        $ ______________    (14)
      (15)  HIP Refund                                            ________________    (15)
      (16)  Rental Receipts                                       ________________    (16)
      (17)  Hazard Loss Proceeds                                  ________________    (17)
      (18)  Primary Mortgage Insurance / Gov't Insurance          ________________    (18a)
            HUD Part A

            HUD Part B                                            ________________    (18b)


                                   EXH. II-3


      (19)  Pool Insurance Proceeds                               ________________    (19)
      (20)  Proceeds from Sale of Acquired Property               ________________    (20)
      (21)  Other (itemize)                                       ________________    (21)
            _________________________________________             ________________    (21)

            Total Credits                                         $________________   (22)
      Total Realized Loss (or Amount of Gain)                     $________________   (23)






                                   EXH. II-4

Escrow Disbursement Detail


--------------------------------------------------------------------------------
   Type     Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)             Coverage                Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------








                                   EXH. II-5

                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

      Re:   The [        ] agreement dated as of [    ],     200[    ]    (the
            "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




                                  EXH. A-1-1

                                    Date:
                                          ------------------------------------


                                    By:
                                          ------------------------------------
                                          Name:
                                          Title:









                                  EXH. A-1-2


                                                   EXHIBIT B-1

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                                         General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------
                      Policies and procedures are instituted to monitor any performance or
                      other triggers and events of default in accordance with the                     X
1122(d)(1)(i)         transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      If any material servicing activities are outsourced to third parties,
                      policies and procedures are instituted to monitor the third party's             X
1122(d)(1)(ii)        performance and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------
                      Any requirements in the transaction agreements to maintain a back-up
1122(d)(1)(iii)       servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions policy is in effect on the
                      party participating in the servicing function throughout the reporting          X
1122(d)(1)(iv)        period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                        Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans are deposited into the appropriate                   X
                      custodial bank accounts and related bank
                      clearing accounts no more than two
1122(d)(2)(i)         business days following receipt, or such other number of
                      days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on behalf of an obligor or
1122(d)(2)(ii)        to an investor are made only by authorized personnel.                           X
-----------------------------------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding collections,
                      cash flows or distributions, and any interest or other
                      fees charged for such advances, are made, reviewed and                          X
1122(d)(2)(iii)       approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      The related accounts for the transaction, such as cash reserve
                      accounts or accounts established as a form of overcollateralization,            X
                      are separately maintained (e.g., with respect to commingling
1122(d)(2)(iv)        of cash) as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------


                                                    EXH.B-1-1


-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                      Each custodial account is maintained at a federally
                      insured depository institution as set forth in the
                      transaction agreements. For purposes of this criterion,                         X
                      "federally insured depository institution"
                      with respect to a foreign financial institution
1122(d)(2)(v)         means a foreign financial institution that meets the
                      requirements of Rule 13k-1 (b)(1) of the Securities
                      Exchange Act.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)        Unissued checks are safeguarded so as to prevent unauthorized access.           X
-----------------------------------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                      mathematically accurate; (B) prepared within 30 calendar days                   X
                      after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for
1122(d)(2)(vii)       reconciling items. These reconciling items are resolved
                      within 90 calendar days of their original
                      identification, or such other number of days specified
                      in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                        Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------
                      Reports to investors, including those to be filed with
                      the Commission, are maintained in accordance with the
                      transaction agreements and applicable Commission
                      requirements. Specifically, such reports (A) are
                      prepared in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B) provide
                      information calculated in accordance with the terms
                      specified in the transaction agreements; (C) are filed
                      with the Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of mortgage loans serviced by the
                      Servicer.
1122(d)(3)(i)
-----------------------------------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and remitted in
                      accordance with timeframes, distribution priority and
                      other terms set forth in the
1122(d)(3)(ii)        transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted within two
                      business days to the Servicer's investor records, or
                      such other number of days
1122(d)(3)(iii)       specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Amounts remitted to investors per the investor reports
                      agree with cancelled checks, or other form of payment,
                      or custodial bank
1122(d)(3)(iv)        statements.
-----------------------------------------------------------------------------------------------------------------


                                                    EXH.B-1-2


-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                                             Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------
                      Collateral or security on mortgage loans is maintained
1122(d)(4)(i)         as required by the transaction agreements or related                            X
                      mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
                      Mortgage loan and related documents are safeguarded as required by the
1122(d)(4)(ii)        transaction agreements                                                          X
-----------------------------------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to the asset
                      pool are made, reviewed and approved in accordance with
1122(d)(4)(iii)       any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Payments on mortgage loans, including any payoffs, made
                      in accordance with the related mortgage loan documents
                      are posted to the Servicer's obligor records maintained
                      no more than two business days after receipt, or such                           X
                      other number of days specified in the transaction
                      agreements, and allocated to principal, interest or
                      other items (e.g., escrow) in accordance with the
1122(d)(4)(iv)        related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------
                      The Servicer's records regarding the mortgage loans agree with the
1122(d)(4)(v)         Servicer's records with respect to an obligor's unpaid principal                X
                      balance.
-----------------------------------------------------------------------------------------------------------------
                      Changes with respect to the terms or status of an
                      obligor's mortgage loans (e.g., loan modifications or
                      re-agings) are made, reviewed and approved by                                   X
                      authorized personnel in accordance with the transaction
1122(d)(4)(vi)        agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g., forbearance
                      plans, modifications and deeds in lieu of foreclosure,
                      foreclosures and repossessions, as applicable) are                              X
                      initiated, conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction
                      agreements.  Such records are maintained on at least a monthly basis,           X
                      or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage
1122(d)(4)(viii)      loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed
                      temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------


                                                    EXH.B-1-3


-----------------------------------------------------------------------------------------------------------------
                                                                                                 Applicable
                                                                                                  Servicing
                                     Servicing Criteria                                           Criteria
-----------------------------------------------------------------------------------------------------------------
      Reference                                      Criteria
-----------------------------------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of return for mortgage loans
                      with variable rates are computed based on the related mortgage loan             X
1122( d)( 4 )(ix)     documents.
-----------------------------------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other
                      period specified in the transaction agreements; (B) interest on                 X
                      such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of
1122( d)( 4 )(x)      the related mortgage loans, or such other number of days
                      specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such as tax or
                      insurance payments) are made on or before the related
                      penalty or expiration dates, as indicated on the                                X
                      appropriate bills or notices for such payments, provided
                      that such support has been received by the servicer at
                      least 30 calendar days prior to these dates, or such
1122( d)( 4 )(xi)     other number of days specified in the transaction
                      agreements.
-----------------------------------------------------------------------------------------------------------------
                      Any late payment penalties in connection with any
                      payment to be made on behalf of an obligor are paid from
                      the servicer's funds and not charged to the obligor,                            X
                      unless the late payment was due to the obligor's
1122(d)(4)(xii)       error or omission.
-----------------------------------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor are posted within two
                      business days to the obligor's records maintained by the servicer, or           X
1122(d)(4)(xiii)      such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible accounts are recognized
1122(d)(4)(xiv)       and recorded in accordance with the transaction agreements.                     X
-----------------------------------------------------------------------------------------------------------------
                      Any external enhancement or other support, identified in Item
                      1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)        as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------




                                                    EXH.B-1-4

                                    [THE HEMISPHERE NATIONAL BANK] [NAME OF
                                    SUBSERVICER]


                                    Date:
                                          ------------------------------------



                                    By:
                                          ------------------------------------
                                          Name:
                                          Title:



                                   EXH.B-1-5